March 2008

EXHIBIT 99.2

Disclaimers

ADDITIONAL SECURITIES LAW INFORMATION

Alternative Asset Management Acquisition Company (“AAMAC”) intends to file with the SEC a preliminary proxy statement in connection with the proposed acquisition of Halcyon Asset Management LLC and its affiliates (collectively “Halcyon”) and to mail a definitive proxy statement and other relevant documents to AAMAC stockholders. AAMAC stockholders and other interested persons are advised to read, when available, AAMAC’s preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with AAMAC’s solicitation of proxies for the special meeting to be held to approve the acquisition because these proxy statements will contain important information about Halcyon, AAMAC and the proposed acquisition. The definitive proxy statement will be mailed to AAMAC stockholders as of a record date to be established for voting on the proposed acquisition. Stockholders will also be able to obtain a copy of the preliminary and definitive proxy statements once they are available, without charge, at the Securities Exchange Commission’s (“SEC”) web site at http://www.sec.gov or by directing a request to: AAMAC, 590 Madison Avenue, 35th Floor,
New York, New York 10022, telephone: 212-409-2434.

AAMAC and its directors and officers may be deemed participants in the solicitation of proxies to AAMAC’s stockholders. A list of the names of those directors and officers and a description of their interests in AAMAC is contained in AAMAC’s prospectus dated August 1, 2007, which is filed with the
SEC, and will also be contained in AAMAC’s proxy statement when it becomes available. AAMAC’s stockholders may obtain additional information about the interests of the directors and officers of AAMAC in the acquisition in reading AAMAC’s proxy statement and other materials to be filed with the SEC when such information becomes available.

NON-GAAP FINANCIALS

The financial information and data contained in this presentation is unaudited and does not conform to the SEC’s Regulation S-X.  Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, AAMAC’s proxy statement to solicit stockholder approval for the proposed acquisition of Halcyon. This presentation includes certain estimated financial information and forecasts presented as pro forma financial measures that are not derived in accordance with generally accepted accounting principles (“GAAP”), and which may be deemed to be non-
GAAP financial measures within the meaning of Regulation G promulgated by the SEC. AAMAC and Halcyon believe that the presentation of these non-
GAAP financial measures serve to enhance the understanding of the financial performance of Halcyon and the proposed acquisition. However, these non-
GAAP financial measures should be considered in addition to and not as substitutes for or superior to financial measures of financial performance prepared in accordance with GAAP. Our pro forma financial measures may not be comparable to similarly titled pro forma measures reported by other companies.

Disclaimers

SAFE HARBOR STATEMENT

This presentation has been prepared exclusively for the purpose of providing summary information about Halcyon and its business to
AAMAC stockholders pending the distribution of the definitive proxy statement. It does not constitute a solicitation for or an offer by, on behalf of AAMAC or Halcyon, of any securities or investment advisory services.

This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private
Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,”
“plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this presentation include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this presentation. Such risk factors include, among others: uncertainties as to the timing of the acquisition and the ability to obtain financing; approval of the transaction by AAMAC stockholders; the satisfaction of closing conditions to the transaction, including the receipt of regulatory approvals; costs related to the acquisition; the competitive environment in the asset management industry; the diversion of management time on acquisition related issues; general economic conditions such as inflation or recession; operating Halcyon as a public company; market conditions for Halcyon managed investment funds; the performance of
Halcyon managed investment funds; the inability to maintain growth rates of assets under management; the related management and performance fees and the related impact on revenue, net income and fund inflows/outflows. Actual results may differ materially from those contained in the forward-looking statements in this presentation. AAMAC and Halcyon undertake no obligation and do not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All forward-looking statements are qualified in their entirety by this cautionary statement.

.

Introduction – Presenters

John Bader

Chairman & CEO

Vice Chairman

President

Halcyon

AAMAC

Kevah Konner

Steven Mandis

Tom Hirschfeld

Vice Chairman

Michael Levitt

Chairman

CEO, President and Director

Mark Klein

Transaction Summary

Third quarter 2008

Expected Closing

Up to $505mm in proceeds, to be financed by AAMAC balance sheet cash and note issued by Halcyon in connection with a leveraged reorganization of Halcyon

46.9 million LLC interests exchangeable into shares of AAMAC representing 43.6% of the fully diluted ownership 1

Up to 26.6mm additional LLC interests based on price targets of $15 - $20 per share

Consideration

To include John Bader (Chairman & CEO), Kevah Konner (Vice Chairman), Steven Mandis (Vice
Chairman) and Tom Hirschfeld (President)

Management

Halcyon’s partners and key employees to enter into lock-up and non-compete arrangements

     Equity consideration vests over 5 years

     Non-competes of 5 years for named executives and 2 years for other key employees

Lock-Ups and
Non-Competes

75% of after-tax cash proceeds received by Halcyon equity holders to be reinvested in funds at full fees to the public stockholders, typically for a minimum of 3 years

Reinvestment to the
Shareholders

Majority independent; to include non-independent directors Bader, Konner, Mandis and Hirschfeld

Board of Directors

Majority of AAMAC stockholders (approval requires that less than 30% of shareholders vote against the transaction and elect conversion)

Approvals

Purchase by AAMAC (AMEX: AMV) of Halcyon and its affiliates (collectively “Halcyon”)

Transaction

1.     Based on treasury stock method at AAMAC per share price of $10.00.  Assumes exchange into AAMAC stock of all exchangeable securities in connection with the transaction, assumes no conversion by AAMAC stockholders, and does not include shares granted to employees at time of transaction.

Halcyon Accomplishes AAMAC’s Stated IPO Objectives

Alignment of management team

Provide additional access to capital and diversification of investor base

Desire of target to become public entity

Potential to add value

Transaction multiple of 9.5x1 earnings power2 compares to medians of traditional asset managers and hedge funds of 14.6x and 11.7x 2008 net income, respectively

Attractive valuation

Established infrastructure, systems, reporting and compliance

Scalability and opportunity for growth

Diversification of asset classes and sources of capital

Strong business
platform

Strong and sustained historical returns

Institutionalized investment approach and long-term strategy

Talented team with demonstrated track record of success

Track record of
success

1.           Based on AAMAC trust value of $9.76  per share

2.           For more detail on earnings power calculation for Halcyon, please refer to page 24

Halcyon (adj. ): calm, peaceful, steady

We are all about minimizing volatility

At the fund level, as the track record shows

At the corporate level

By having a diversified stream of revenues

Through the unique structure, which we believe further reduces volatility for the public investors

Why Buy Halcyon?

The hedge fund industry is growing rapidly, Halcyon even more so

Halcyon is one of the longest standing, most stable asset managers in the hedge fund industry

Halcyon’s unique structure provides investors with the opportunity to participate in the growth and institutionalization of the hedge fund industry with more limited exposure to performance variability

Who is Halcyon?

Flagship Fund has risk-adjusted returns going back to 1991

$11.5 billion of AUM as of December 31, 2007

Performance

Experienced, cohesive team

11 Halcyon Asset Management Partners together for average of 12 years

119 employees, 50 experienced investment professionals

Exceptional People

Rigorous risk management, research and investment decision making

Dynamic strategy evaluation and capital allocation capabilities

Institutionalized
Processes

SEC-registered since 1997

Market-leading infrastructure, compliance, risk management and client service

Alignment of interests

Best Practices

Continually monitor existing strategies and evolve or exit them as appropriate

Add complementary new strategies via affiliates and/or acquisitions

Planning and
Development

Industry has been growing at 23% for the past 5 years

Growth has been driven by institutional inflows

Halcyon has scale and capabilities to attract large institutional clients

World-class client relations team generating significant leads

Unique affiliate model allows Halcyon to attract top-level talent

Public equity provides currency for acquisitions

Prospects for
Growth

Flagship Fund: Multi-Strategy

Halcyon’s Flagship Fund is a multi-strategy fund that invests capital according to the market environment across a range of strategies

Source:  Due diligence documentation and management presentation

1.           S&P 500 based on S&P Citigroup

2.           Risk-free rate based on SSB 3-Month T-Bill

Halcyon Fund L.P. vs. S&P 500 (January 1991 – December 2007)

Lehman
Aggregate

S&P 500

Halcyon Fund
L.P.

           (14.5)%

          0.6

        (223.6)%

                NA

                 69

         1.00

             13.4

             11.4%

          0.8

          1.7

      Sharpe Ratio²

        0.01

        0.08

Statistical Relationship with S&P 500¹ – R-Squared

Down Market Performance

                 59

                 42

Down Months

                NA

                 67

Months that Halcyon Outperformed S&P when S&P Down

             29.2%

             39.7%

Cumulative Performance in S&P Down Months

               3.7

               5.3

Risk – Annualized Standard Deviation

Risk-Adjusted Performance

              (3.4)%

              (3.9)%

      Worst Month

               7.1%

             13.5%

Net Annualized Return

Reward

Results of New Funds

Enhanced version of Halcyon’s Flagship
strategy allocating capital to Merger,  Credit
and Special Situations Strategies

Seeks higher risk-adjusted returns and is
designed to tolerate up to 50% more risk

Wider range of tools to express convictions

Enhanced Multi-Strategy

Acquire “off-the-run” asset-based
and loan-related assets from non
economic sellers

North American and European
focused funds

Structured Opportunities

Invests in stressed and distressed asset-
backed securities

e.g.: franchise loans, manufactured
housing, equipment leases, aircraft
loans and mortgages

Asset-Backed Value

Source:  Due diligence documentation and management presentation. Performance statistics through December 31, 2007.

1.           Performance represents onshore funds

2.           Risk-free rate based on SSB 3-Month T-Bill

Lehman
Agg

Fund

Euro ML
HY

Fund

ML HY

Fund

S&P 500

Fund

Asset-Backed
Value

Structured Opportunities

    Enhanced
Multi-Strategy

Europe

U.S.

    (3.5)%

    (0.1)

    (8.8)%

     NA

        7

    1.00

      4.6

      4.0%

    (2.5)%

      2.6

   10.8%

        7

        1

    0.00

      5.1

   19.2%

    (3.1)%

      0.3

  (12.9)%

     NA

    1.00

      4.6

      5.7%

      (1.9)%

        1.3

      (3.6)%

       10

      0.32

        5.2

     10.8%

      (2.3)%

        1.2

        1.2%

          9

          4

      0.29

        2.5

        7.4%

    (2.0)%

      1.7

      1.7%

        6

        3

    0.22

      2.8

      9.8%

      0.4

        0.8

          Sharpe Ratio²

    1.00

      1.00

Statistical Relationship with Index – R-Squared

Down Market Performance

        7

       12

Down Months

     NA

       NA

Months Halcyon Outperformed Index when Index Down

    (3.0)%

    (26.5)%

Cumulative Performance in Index Down Months

      2.6

        7.8

Risk – Annualized Standard Deviation

Risk-Adjusted Performance

    (1.0)%

      (4.2)%

          Worst Month

      5.9%

        9.9%

Net Annualized Return Since Start¹

Reward

HALCYON

$4,600
Historical CAGR = 23%
$1,868
$1,465
$1,105
$973
$820
2003
2004
2005
2006
2007
2012E

Hedge Fund Industry Growing Rapidly, Halcyon Faster
($ in billions)

Industry is in early stages of a secular
growth cycle

AUM has tripled since 2000³ and is
expected to increase by 2.5 times
over the next five years¹

Recent industry growth has accelerated as
a function of institutional inflows

Established managers with global reach
gaining market share

Halcyon has history, scale, operational
infrastructure and capacity to attract large
institutional investors

Outpacing industry growth

Not yet of a size that is difficult to
maintain high growth rate

Hedge Fund Industry AUM1

1.    HFR / McKinsey Global Institute

2.    Hedge fund AUM only

3.    Private Equity Intelligence Ltd.

Industry Trends

Halcyon

         33.1

         31.1%

Halcyon²

           30.0

           22.9%

HF Industry

CAGR ‘05–‘07

CAGR ‘03–‘07

How is Halcyon’s Structure Different?

Public vehicle receives all management fees and 30% of
performance revenues

Designed for stable and consistent earnings patterns,
largely driven by AUM levels

Halcyon is remaining a partnership and will allocate
70% of performance revenues to employee vehicle

Enhances ability to attract and retain the
best and the brightest

Allows reallocation of economics over time
without margin compression

Revenue Allocation

70% of
Performance Fees

100% of
Management Fees

30% of
Performance Fees

     Public Co.

      Employee
      Vehicle

Transaction Rationale

Liquidity

Facilitates estate planning for non-active and continuing
partners, with the ability to maintain significant ownership of 43.6% of fully diluted ownership

Branding

Increases global presence, facilitating hires

Growth

Public status promotes fund raising and acquisitions

Performance

Common stock provides another tool to attract talent

Enables retention and motivation of high-quality,
experienced Halcyon employees

Facilitates addition or acquisition of new affiliates

Retains partnership model and related benefits

Reinvestment

Provides Partners with additional capital to invest in the
Company’s funds

ENHANCES:

AAMAC Represents a Unique Partner

AAMAC was formed in 2007 solely to make an acquisition of an alternative asset management company and currently has no operating businesses

August 2007 IPO raised over $400 million of capital, allowing for the right balance of cash and stock for Halcyon

$30 million 10b-5 purchase plan

AAMAC management team has deep knowledge of the alternative asset management industry:

Founder, Chairman, CEO and CIO of Stone Tower Capital

Former Managing Partner of the NY Office, Hicks, Muse, Tate & Furst

Former Co-Head of Investment Banking, Smith Barney; former Managing Director, Morgan Stanley

Michael Levitt
(Chairman)

CEO of Hanover Group US

Former CEO of Ladenburg Thalmann & Co. Inc.

Former CEO and President of NBGI Asset Management Inc.

Mark Klein
(CEO, President and
Director)

Solar Capital, Marathon Acq. Corp, Magnetar Capital, Apollo Management, Apollo Investment Corp.

Michael Gross

Stone Tower Capital, Pegasus Capital, UBS, Rosecliff, Salomon Brothers

Jonathan Berger

Investoraccess, Private Equity International

David Hawkins

Bridge Associates, KPMG

Frederick Kraegel

Taurus Asset Management, Neuberger Berman, Weiss Peck and Greer

Bradford Peck

M.D. Sass Investor Services, Avenue Capital, Salomon Brothers

Steven Shenfeld

Management

Board – Outside Directors

Company Overview

Halcyon Strategies Today
($ in billions)

Note:  Hedge fund data as of December 31, 2007.  Long-only and hybrid data as of December 31, 2007.

1.       Outside capital

Long corporate loans

$1.8

         2006

  Long Only – North America

  2.3

         2006

  Long Only – Europe

Stressed / distressed ABS

  0.4

         2006

  Asset-Backed Value

$5.6

Total

TBD

         2008E

  Hybrid – Europe

Stressed / distressed real estate

TBD

         2008E

  Real Estate Affiliate

“Off-the-run” assets

  0.9

         2005

  Structured Opportunities – North America

  1.8

         2004

  Multi-Strategy – Enhanced

Long secured debt / short unsecured
debt

Credit, merger, and special situations
strategies

Description

  1.5

$5.9

  0.6

$2.2

Size¹

         2007

  Hybrid – North America

         2006

  Structured Opportunities – Europe

Hedge Fund Strategies

      1991

  Multi-Strategy – Flagship

Total

Long Only and Hybrid Strategies

Track Record Since

Strategies

Common Brand

and Culture

Cross-selling Focused

Client Relations

Scalable Infrastructure

and Risk Management

Leverage More Investment

Acumen and Ideas

HALCYON

CAGR = 55 %
$2.0
$2.5
$2.8
$0.5
$2.8
$0.9
$3.6
$0.1
$4.0
$1.5
$4.1
$1.5
$0.4
2003
2004
2005
2006
2007
Multi-Strategy
Structured Opps.
Long Only
Hybrid
Asset-Backed

Total AUM

Sources of AUM Growth
($ in billions)

Source:   Company management

Note:     As of December 31, 2007, excluding previously sold affiliate

$3.3

$7.4

$11.5

In 2007, Halcyon raised net $1.8 billion
of hedge fund AUM which represented
47% of beginning period AUM

Cross Selling

Approximately 20% of investors,
representing $3.6 billion, are investors
in 2 or more Halcyon funds

Rollout of extensions and new
strategies

New Funds

In last 3 years, Halcyon successfully
launched 3 new hedge funds that today
manage $2 billion in the aggregate

$2.0

$2.5

Unique Affiliate Business Model
 Case Study: Halcyon Structured Asset Management

PM at Goldman
propriety trading desk

12 years at Goldman

3 Goldman prop
colleagues

Sourcing
relationships for “off-
the-run” assets

Established Brand

Established
Infrastructure / Risk
Management to reduce
“operational risk”

Client service & Blue
Chip clients

Credibility to attract
“an investment” team

Initial capital

Investment resources

Global presence

Investment capacity

Intellectual capital

Research synergies

Fees from new funds

Diversified revenues

Economies of scale

Enhance probability

of success

Accelerate growth

Right people

Right strategies

Right time

+

=

Steven Mandis

Halcyon

Together

First-Class Client Relations Team

Led by Joe Hill, former Credit Suisse managing director responsible for third-party hedge fund capital raising:

Previously Morgan Stanley managing director; at firm over 20 years

Group includes 8 client service professionals

Focused channel coverage

Pension funds / consultants

Insurance companies / banks

Foundations / endowments

Sovereign wealth funds

Funds of funds

High net worth / private banks

Ability to cross-sell strategies and offer solutions

Regular client service and transparent reports

Input in identifying new strategies and extensions

HALCYON

Family Office / HNW / Employee-Related 18%
FoF 24%
Institutional 58%

Asia & Other 12%
Europe 41%
North America 47%

“Blue Chip” Institutional Investor Base

Note:  Approximated as of December 31, 2007. Reflects hedge fund investor composition only. Investors by type and geography reflect FoF end investors where information is available.

Investors By Type

Investors By Geography

Hedge Fund AUM = $5.9bn

Hedge Fund AUM = $5.9bn

Significant Investment in Infrastructure

Deep Commitment to Industry Best Practices

SEC Registered Investment Adviser and FSA authorized

Operations and Technology

Client Service and Reporting

Third-party pricing and fund accounting

Granular portfolio attribution and analytics

Compliance

Key Attractor for:

Fund Investors

Consultants

Employees

Potential Affiliates

Non-GAAP Pro Forma Financials
($ in millions)

(10)

(10)

(10)

Pro Forma Interest Expense

$(53)

$(60)

$(14)

Pro Forma Compensation1

$62

$45

$34

         Pro Forma Non-GAAP Net Income

$90

$60

$40

         Pro Forma Non-GAAP Pre-Tax Income

(28)

(15)

(6)

Cash Tax Expense2

35%

(13)

$166

75

$91

                                    2007

         CAGR (’05-’07)

(9)

(8)

Non-Compensation Expenses

$139

$72

         Total Gross Revenue

86

20

Incentive Income

$53

$52

Management Fees

Revenue

                                    2006

       2005

Note:  Excludes previously sold affiliate

1.        Pro forma compensation based on allocation of 70% of performance revenues

2.        Cash tax expense assumes 43% corporate tax rate and a $11 million cash tax benefit related to the transaction basis step-up

Pro Forma Sensitivity Analysis
($ in millions, except where stated and per share data)

        $180.0

        $231.2

25% Below Historical Performance and Hedge Fund AUM Growth

For Each Incremental $1bn of Hedge Fund Capital(2)

             9.5x

Multiple at Trust Value of $9.76 / Share

For Each 1% Net Return

Net Revenue(5)

               $8.7

Incremental Management Fee Revenue

         Hedge Fund AUM Growth(4) of 33.1% Applied to Hedge Fund

         Assets

              6.1bn

Hedge Fund AUM

           $0.89

Non-GAAP Net Income / FD Shares(7)

                  0.3

      Each 1% Net Return

           11.0x

Multiple at Trust Value of $9.76 / Share

Incremental Management Fee Revenue for

                  0.1

      Each 1% Net Return

Net Revenue(5)

                  0.7

Incremental Management Fee Revenue for

           126.4

Non-GAAP Net Income(6)

      Each 1% Net Return

           $1.16

Non-GAAP Net Income / FD Shares(7)

              8.4x

Multiple at Trust Value of $9.76 / Share

Sensitivity to Hedge Fund AUM Growth

             97.2

Non-GAAP Net Income(6)

Incremental Net Incentive Fee Revenue for

25% Above Historical Performance and Hedge Fund AUM Growth

               $4.2

Net Incentive Fee Revenue

           $1.03

Non-GAAP Net Income / FD Shares(7)

Sensitivity to Hedge Fund Performance

           111.4

Non-GAAP Net Income(6)

        $204.9

Net Revenue(5)

          $113.0

Management Fees

Average Historical Performance3 of 13.1% Net Return and Historical

         $11.7bn

Total AUM(1)

Earnings Power Sensitivity

Management Fee Run Rate as of December 31, 2007

1.        Assumes 75% reinvestment of after-tax cash proceeds. After-tax proceeds equal to $390mm less tax liability of $78mm (20% capital gains tax on $390mm cash proceeds). Assumes $0 inside basis.

2.        Assumes incremental $1 billion of hedge fund capital is distributed pro rata across hedge fund strategies. Timing of incremental capital inflows according to mid-year convention.

3.        Weighted according to capital as per page 18, based on track records as shown on pages 10 & 11

4.        Based on annualized three year growth rate shown on page 12

5.        Net revenue is net of compensation pool

6.        Assumes non-compensation expense growth of 44.4% from 2007 level, consistent with growth from 2006 to 2007.  Includes adjustments for $10mm in seller note interest expense and $11mm cash tax benefit related to transaction basis step-up

7.        Assumes fully diluted shares of 108.6mm; see page 33 for calculation detail

2008E P/E Multiple
11.7x
14.6x
9.7x

2008E P/E Multiple
14.6x
9.7x
13.1x

Why the Halcyon Structure Implies a Premium Multiple

=

+

Median
Hedge Fund

Management
Fee2

+

=

Performance Fee
(Calculated)

+

=

1.        Proportions are assumed with performance based on 12% net return and a 2% and 20% fee structure

2.        Based on median traditional asset manager multiple – see page 28

Halcyon Structure Therefore
Implies 13.1x Multiple

Hedge Fund Trading Values Imply
Performance Fees Worth 9.7x

Revenue Mix:

Multiple:

40%¹

60%¹

Management
Fee

Calculated
Performance Fee

=

+

Implied Halcyon
Structure

Revenue Mix:

Multiple:

69%

31%

100%

Halcyon Investment Thesis

Leading global asset management firm

Partnership of great people

Institutionalized processes

Commitment to industry best practices

Powerful paradigm for adding new strategies

Proven performance

Positioned for continued growth

Champions of low volatility

For the funds we manage

For the public company

Structure provides investors with a unique opportunity

Participate in growth of alternative asset management industry with limited dependence on performance variability

Appendix

Comparison of Selected Asset Managers

NA

13.4x

$1.44

$ 19.24

Och-Ziff (C-Corp Tax Adjusted)2

11.7x

13.9

9.5x

14.6x

10.6

16.0

17.3

13.2

12.2

17.4

15.8

16.2

13.4

12.0

19.6

13.1

19.9

12.1x

Implied
2008 P/E

13.52

$20.91

15.9%

$2.58

Median – Traditional Asset Managers

Hedge Funds

NA

$2.20

Och-Ziff

NA

0.98

GLG

30.9

1.49

23.86

Cohen & Steers

  NA

0.86

9.15

Pzena

12.7

4.64

60.67

AllianceBernstein

15.0

2.55

49.93

T. Rowe Price

NA

1.90

22.69

INVESCO

  8.3

4.76

63.96

Legg Mason

12.7

2.60

42.05

Federated Investors

  2.3

1.95

30.87

Eaton Vance

17.6

1.35

23.49

Janus Capital

Traditional Asset Managers

20.1%

$7.80

$94.46

Franklin Resources

29.1

9.47

188.16

BlackRock

16.8

7.33

89.20

Affiliated Managers

(1.1)

1.25

16.50

Calamos

19.8

3.02

52.38

Gamco Investors1

NA

$1.59

Median – Hedge Funds

3 Year EPS
    Growth
(2005 – 2007)

                 Consensus
                  2008 EPS

                     Stock Price
                      (11-Mar-08)

1.     3 year EPS based on 2007 IBES consensus EPS

2.     Share price and EPS adjusted to assume 43% corporate tax rate (IBES median tax rate assumes 20% effective tax rate)

Why the Halcyon Structure Implies a Premium Multiple

How the Math Works:

For the traditional public hedge fund, assuming 12.0% net performance implies 60% of revenues come from performance fees

To the extent management fees are valued at the same multiple as for traditional asset management companies, the implied multiple for the performance fees is 9.7x

Blended multiple = % from management fees times management fee multiple + % from performance fees times performance fee multiple

11.7x = 40% of management fee multiple + 60% of performance fee multiple

=> Performance fee multiple is 9.7x

In a structure like Halcyon’s, assuming the same 12.0% net performance power, 31% of net revenues come from performance fees

Applying the 14.6x multiple for management fees and the 9.7x multiple for performance fees indicates a blended multiple of 13.1x

69% of 14.6x + 31% of 9.7x = 13.1x

Source:  Company management

Note:    Data through December 31, 2007 from respective start date, excluding previously sold affiliate. Returns data are calculated on basis of monthly pricing data. Onshore funds used to calculate correlations.

Fund Return Correlations
(R-Squared Metrics Shown)

--

0.07

0.00

0.01

0.00

Asset-Backed Value

0.07

--

0.20

0.29

  0.24

Structured Opportunities

0.00

0.20

--

0.17

0.08

Halcyon Flagship

Asset
Backed
Value

Structured
Opportunities

Halcyon
Flagship

Merrill
Lynch High
Yield Index

S&P 500

Diversification Through Limited Correlation

Low correlation across funds offered, and with market benchmarks

The Flagship Multi-Strategy Fund,
Halcyon Fund L.P.

Halcyon Fund vs. S&P 500 January 1991 – February 2008

Past performance is no indication of future results. Other Halcyon funds may have different performance. Estimated performance data for Halcyon Fund, L.P. and S&P 500 is based on assumed reinvestment of all dividends and other earnings. Estimated performance results are as of February 29, 2008 (based on audited financial statements through December 31, 2006 and unaudited figures from January 1, 2007 through
February 29, 2008) unless otherwise indicated. Reported returns reflect performance results of a typical investor participating in the fund since the beginning of the fund's fiscal year. Prior to July 2007, fund performance data reflected the performance of the fund as a whole since the beginning of the current fiscal year; accordingly, performance data was impacted by subscriptions and redemptions. Future performance data will reflect performance results of a typical investor participating in the fund since the beginning of the fund's fiscal year.

5.49

6.82

0.25%

(1.40)%

1.17%

0.89%

(1.30)%

0.28%

(0.33)%

3.02%

1.89%

0.85%

(0.97)

2.38

2007

(9.05)%

(3.53)%

0.34%

(3.87)%

2008

30.47

22.59

(0.06)

(0.20)

5.09

1.82

0.39

1.45

0.30

3.35

2.91

1.92

2.83

0.88

1991

7.62

20.36

2.39

(1.40)

0.27

1.73

0.98

0.45

0.95

0.65

1.19

2.94

3.61

5.07

1992

10.08

32.71

0.83

1.02

2.05

2.75

1.35

2.41

5.14

1.32

2.69

(0.12)

4.11

5.25

1993

1.32

12.65

2.75

1.20

0.58

0.11

3.38

1.78

0.76

0.73

(1.44)

1.61

(2.08)

2.74

1994

37.58

14.33

0.21

2.48

1.28

2.40

0.70

1.19

2.12

(0.38)

(0.64)

1.52

1.69

0.95

1995

22.96

18.88

1.11

1.23

0.68

1.04

3.52

1.05

1.31

0.51

1.23

1.96

0.46

3.39

1996

33.36

13.15

1.04

3.41

1.70

2.08

(1.10)

1.11

3.33

1.03

(2.19)

2.92

(1.13)

0.39

1997

28.58

15.49

1.92

1.12

1.10

0.62

(3.94)

0.29

1.41

(0.33)

1.43

2.96

8.43

(0.11)

1998

21.04

16.01

0.57

2.41

0.46

(0.34)

0.61

0.84

2.47

2.98

2.98

1.97

(0.69)

0.77

1999

(9.11)

11.38

(0.03)

(0.16)

(0.71)

2.49

1.10

0.72

1.34

0.30

1.43

(0.22)

2.82

1.81

2000

(11.88)

2.93

0.88

(0.10)

0.10

(2.68)

1.19

1.07

0.28

1.25

0.21

(0.59)

0.33

1.02

2001

(22.10)

(1.79)

1.69

1.33

(1.82)

0.94

(1.54)

(2.40)

(2.61)

(0.89)

0.65

2.19

(0.16)

0.97

2002

28.68

21.59

1.57

0.90

0.99

2.55

1.00

0.33

1.15

2.20

4.40

1.31

1.09

2.27

2003

10.88

9.19

1.21

2.05

1.11

0.75

0.59

(0.56)

0.48

0.20

0.12

(0.02)

(0.05)

3.00

2004

4.91

4.60

0.64

0.46

(1.09)

0.06

1.62

1.20

(0.40)

(0.05)

(0.47)

0.77

1.36

0.44

2005

15.79

12.64

1.01

0.32

1.42

0.59

(0.42)

0.86

1.07

(0.08)

2.79

1.61

1.22

1.61

2006

    S&P

  Year

     Dec

    Nov

    Oct

     Sep

    Aug

    Jul

    Jun

   May

    Apr

   Mar

   Feb

    Jan

Disclosure on Pro Forma Taxes

As a U.S. Corporation, AAMAC pays and will pay U.S. corporate taxes and therefore, will not be affected by proposed tax legislation regarding the taxation of publicly held hedge fund partnerships

As a result of this transaction, Halcyon’s expected cash tax rate will benefit from the asset step-up and associated 15-year goodwill amortization deduction for tax purposes

Description of Fully Diluted Share Calculation

Pro forma basic shares outstanding of 96.1 million

  AAMAC common shares of 49.2 million

  46.9mm exchangeable LLC interests issued

Warrant dilution of 11.5 million shares

  Pro forma warrants of 46.0 million with strike price of $7.50

  Treasury stock method at $10.00 per share

IPO grant of 4.2 million shares vested over 5 years results in dilution of approximately 1.0 million shares

Pro forma fully diluted shares outstanding including warrants and IPO grant of
108.6 million

Halcyon Leadership Team

Source:   Due diligence documentation

Joined Halcyon in 2005

Built and ran Credit Suisse’s global hedge fund capital raising team starting in 2002

Former Managing Director at Morgan Stanley for various capital raising, underwriting and distribution businesses

Joe Hill

Managing Principal
and Director of Client
Relations

Joined Halcyon in 1996

Former Co-head of the proprietary Risk Arbitrage Department for Smith New Court Inc. (1992 to 1995)

Former senior analyst specializing in event-driven situations for two proprietary trading operations, at
Gruss & Co. (1987 to 1992), and Ladenburg Thalmann & Company (1985 to 1987)

Kevah Konner

Vice Chairman

Joined Halcyon in 2004

Former Goldman Sachs Portfolio Manager in its Special Situations Investment Group

Experience in Goldman Sachs’ Principal Investment Area and Mergers & Acquisitions Department

Steven Mandis

Vice Chairman

Joined Halcyon as Chief Operating Officer in April 2005

Former Managing Director of J. & W. Seligman & Co., a $20 billion asset management firm, where he served both as Chief Operating Officer for Investments and as Head of Venture Capital

Former Partner at Patricof & Co. Ventures (now Apax Partners)

Eight years in investment banking at Salomon Brothers (now Citi)

Tom Hirschfeld

President

Joined in 2006 as Chief Financial Officer

Former CFO at BlueMountain Capital Management

Former Director of Accounting and Operations at AQR Capital Management

Former CFO at Reservoir Capital Group

Aaron Goldberg

Managing Principal
and CFO

Joined Halcyon in 1991 as Portfolio Manager for multi-strategy funds

Former Director of Research at Gruss & Co.

John Bader

Chairman and CEO